Exhibit 99.2

NOTICE OF GUARANTEED DELIVERY
FOR
ProLogis
Unregistered $500,000,000 5.250% Notes due 2010
Unregistered $400,000,000 5.625% Notes due 2015

On the terms and subject to the conditions set forth in the Prospectus dated June 14, 2006 (the “Prospectus”) of ProLogis (the “Company”) and the accompanying Letter of Transmittal, the Company is offering to exchange an aggregate principal amount of up to $500,000,000 of the Company’s 5.250% Notes due 2010 and $400,000,000 5.625% Notes due 2015 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of the Company’s unregistered, issued and outstanding 5.250% Notes due 2010 and $400,000,000 5.625% Notes due 2015 (the “Original Notes” and collectively with the Exchange Notes, the “Notes”) from the registered holders thereof.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON JULY 14, 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”) BY THE COMPANY IN ITS SOLE DISCRETION. TENDERS OF ORIGINAL NOTES MAY BE WITHDRAWN PRIOR TO 5:00 p.m., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Delivery To: U.S. Bank National Association, Exchange Agent

U.S. Bank West Side Flats Operations Center
60 Livingston Avenue
St Paul, MN 55107
Mail Station -EP-MN-WS2N

Attention: Corporate Trust Services

By Facsimile Transmission
(for Eligible Institutions only):
651-495-8158
Attention: Joyce J. Terry
Fax cover sheets should include a call back telephone number and request a call back, upon receipt

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure described in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus.

Must be signed by the holder(s) of Original Notes as their name(s) appear(s) on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

PLEASE SIGN AND COMPLETE

Name(s) of Registered Holder(s):
(Please Print or Type)

Principal Amount of Original Notes Tendered:*	Certificate No(s). (if available):

$ _ _

$ _ _

*	Must be in denominations of principal amount of $2,000 and any integral multiple of $1,000

If Original Notes will be delivered by book-entry transfer at The Depository Trust Company, insert Account No.:

Area Code and Telephone No.:

Signature(s) of Registered Owner(s) or Authorized Signatory:	Date:

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es):

Name(s):

Title/Capacity:

Address(es):

Do not send Original Notes with this form. Original Notes should be sent to the Exchange Agent, together with a properly completed and duly executed Letter of Transmittal.

GUARANTEE
(Not to be Used for Signature Guarantees)

The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in “The Exchange Offer — Guaranteed Delivery Procedures” section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three Nasdaq National Market trading days after the Expiration Date.

Name of Firm:

Authorized Signature:

Address:

Zip Code:

Title:

Name:
(Please Type or Print)

Area Code and Tel. No.:

Dated:

INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

1.  Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

2.  Signatures of this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Original Notes referred to herein, the signature must correspond with the name(s) written on the face of the Original Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Original Notes, the signature must correspond with the name shown on the security position listing as the owner of the Original Notes. If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Original Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Original Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility’s security position listing. If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

3.  Requests for assistance or additional copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.